[LOGO]
                           The Navigators Group, Inc.
                                 CORPORATE NEWS

                   Navigators Reports Second Quarter Earnings


New York - July 28, 2008 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $17,421,000 or $1.03 per share for the 2008 second quarter compared to net income of $24,375,000 or $1.44 per share for the 2007 second quarter. The 2008 second quarter results include net realized capital losses of $7,976,000 or $0.31 per share and the 2007 second quarter results include net realized capital gains of $840,000 or $0.03 per share. The 2008 second quarter net realized capital losses include a provision of $8,412,000 for declines in the market value of equity securities which were considered to be other than temporary. The after-tax loss of such provision was $5,468,000 or $0.32 per share. The decision to record realized capital losses on such securities has no impact on the Company's shareholders' equity or book value per share.

Net income for the six month period ended June 30, 2008 was $40,671,000 or $2.39 per share, compared to $44,047,000 or $2.60 per share for the six month period ended June 30, 2007. The results for the six months ended June 30, 2008 included a net realized capital loss of $0.31 per share and the results for the six months ended June 30, 2007 included a net realized capital gain of $0.04 per share.

Gross written premium and net written premium for the 2008 second quarter were $279,213,000 and $174,287,000, respectively, increases of 1% and 8%, respectively, from the comparable 2007 period. Gross written premium and net written premium for the six month period ended June 30, 2008 were $566,359,000 and $362,009,000, respectively, a decrease of 2% and an increase of 8%, respectively, from the comparable 2007 period.

The combined loss and expense ratios for the 2008 second quarter and six month period were 90.4% and 89.8%, respectively, compared to 86.4% and 87.8% for the comparable 2007 periods. The combined loss and expense ratios for the 2008 second quarter and six month period were favorably impacted by 6.5 and 7.6 loss ratio points, respectively, for redundancies in prior period loss reserves. Net paid loss ratios for the 2008 second quarter and six month period were 29.7% and 31.2%, respectively, compared to 32.6% and 31.9% for the comparable 2007 periods.

Navigators' Chief Executive Officer Stan Galanski commented, "We continue to focus on underwriting profit and disciplined risk-taking, which is the foundation of our culture. Our second quarter earnings reflect solid underwriting results in our insurance companies and we continue to experience favorable loss emergence from prior underwriting years. We continue to emphasize the importance of cost control through expense management, implementation of enhanced technology and productivity initiatives."

Net investment income for the 2008 second quarter and six month period was $18,731,000 and $37,569,000, respectively, increases of 8% and 12% from the comparable 2007 periods. The pre-tax investment yields for the 2008 second quarter and six month period were 4.1% and 4.2%, respectively, compared to 4.5% and 4.4% for the comparable 2007 periods. The effective tax rates on net investment

News Release
July 28, 2008
Page 2


income were 25.4% and 25.9% for the 2008 second quarter and six month period, respectively, compared to 28.2% and 28.3% for the comparable 2007 periods.

The Company's investment portfolio mainly consists of high quality fixed income securities with an average quality rating of "AA/Aa" by Standard & Poor's and Moody's, respectively, and an average effective duration of 4.3 years at June 30, 2008.

Consolidated cash flow from operations for the 2008 second quarter and six month period was $73,748,000 and $133,400,000, respectively, compared to $91,589,000 and $111,667,000 for the comparable 2007 periods.

During the 2008 second quarter, the Company repurchased 50,000 shares of its common stock at an average cost of $49.90 per share, for an aggregate amount of $2,495,000. At June 30, 2008 there is approximately $20.2 million in remaining capacity from the $30 million stock repurchase program approved in October 2007.

Stockholders' equity was $676,357,000 or $40.29 per share at June 30, 2008 compared to $662,106,000 or $39.24 per share at December 31, 2007. Statutory surplus of Navigators Insurance Company was $592,752,000 at June 30, 2008.

The Company will hold a conference call on Tuesday, July 29, 2008 starting at 8:30 a.m. ET to discuss the 2008 second quarter's results. The call will be available via live webcast on Navigators' website (www.navg.com) by clicking on the Earnings Webcast link.

To participate by telephone, the domestic dial-in number is 888-679-8034 and the international dial-in is 617-213-4847. The access code is 99254593. Participants may pre-register for the call at www.theconferencingservice.com/prereg/key. process?key=PPKA3UVLK. Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

The webcast will be available for replay on the "News & Events" page of Navigators' website.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors that may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:   Paul J. Malvasio
           Executive Vice President and Chief Financial Officer
           (914) 933-6088
           pmalvasio@navg.com
           www.navg.com


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News Release
Page 3

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                              Financial Highlights
                    ($'s in thousands, except per share data)



                                              Three Months Ended                   Six Months Ended
                                                   June 30,                            June 30,
                                           ----------------------               ----------------------
Financial Highlights                       2008         2007       Change       2008          2007      Change
--------------------                       ----         ----       ------       ----          ----      ------
Gross written premium                       279,213       276,549       1%     $  566,359    $ 577,410      -2%
Net written premium                         174,287       161,350       8%        362,009      334,369       8%

Revenues:
   Net earned premium                       162,703       145,617      12%        318,443      284,663      12%
   Commission income                            467           486      -4%            728          894     -19%
   Investment income                         18,731        17,330       8%         37,569       33,546      12%
   Net realized capital gains (losses)       (7,976)          840       NM         (8,052)       1,041       NM
   Other income (expense)                     1,010          (253)      NM          1,021         (324)      NM
                                           -----------------------             ----------------------
   Total revenues                           174,935       164,020       7%        349,709      319,820       9%
                                           -----------------------             ----------------------

Operating expenses:
   Net losses and loss adjustment
      expenses incurred                      91,889        79,739      15%        180,309      160,931      12%
   Commission expense                        23,490        17,650      33%         44,438       34,749      28%
   Other operating expenses                  33,237        28,608      16%         62,993       54,897      15%
   Interest expense                           2,217         2,215       NM          4,434        4,430       NM
                                           -----------------------             ----------------------
   Total operating expenses                 150,833       128,212      18%        292,174      255,007      15%
                                           -----------------------             ----------------------

Income before income taxes                   24,102        35,808     -33%         57,535       64,813     -11%
                                           -----------------------             ----------------------

Income tax expense (benefit):
   Current                                   12,156        13,505     -10%         22,462       22,781      -1%
   Deferred                                  (5,475)       (2,072)      NM         (5,598)      (2,015)      NM
                                           -----------------------             ----------------------
Income tax expense (benefit)                  6,681        11,433     -42%         16,864       20,766     -19%
                                           -----------------------             ----------------------

Net income                                   17,421        24,375     -29%        $40,671     $ 44,047      -8%
                                           =======================             ======================

Per Share Data

Net income per common share:
   Basic                                   $   1.04     $    1.45     -28%     $     2.42     $   2.63      -8%
   Diluted                                 $   1.03     $    1.44     -28%     $     2.39     $   2.60      -8%

Average shares outstanding:
   Basic                                     16,773        16,786                  16,817       16,771
   Diluted                                   16,912        16,919                  17,002       16,947

Underwriting Ratios
Loss Ratio                                    56.5%         54.8%                   56.6%        56.5%
Expense Ratio                                 33.9%         31.6%                   33.2%        31.3%
                                           -----------------------             ------------------------
Combined Ratio                                90.4%         86.4%                   89.8%        87.8%


Balance Sheet Data                                                            Jun. 30,      Dec. 31,
------------------                                                              2008          2007
                                                                              ------------------------
Stockholders' equity                                                            $ 676,357    $ 662,106       2%
Book value per share                                                            $   40.29    $   39.24       3%



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News Release
Page 4


                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                               ($'s in thousands)


                                                                                          June 30,                December 31,
                                                                                            2008                      2007
                                                                                            ----                      ----
                                     ASSETS
Investments and cash:
   Fixed maturities, available-for-sale, at fair value
   (amortized cost: 2008, $1,604,039; 2007, $1,508,489)                                   $  1,590,566               $ 1,522,320
   Equity securities, available-for-sale, at fair value (cost: 2008, $70,178;                   68,089                    67,240
   2007, $65,492)
   Short-term investments, at cost which approximates fair value                               174,874                   170,685
   Cash                                                                                         14,499                     7,056
                                                                                          -------------              ------------
             Total investments and cash                                                      1,848,028                 1,767,301
                                                                                          -------------              ------------

   Premiums in course of collection                                                            197,490                   163,081
   Commissions receivable                                                                          444                     2,381
   Prepaid reinsurance premiums                                                                194,195                   188,961
   Reinsurance receivable on paid losses                                                        78,087                    94,818
   Reinsurance receivable on unpaid losses and loss adjustment expenses                        778,715                   801,461
   Net deferred income tax benefit                                                              45,412                    29,249
   Deferred policy acquisition costs                                                            55,100                    51,895
   Accrued investment income                                                                    16,870                    15,605
   Goodwill and other intangible assets                                                          8,101                     8,084
   Other assets                                                                                 23,058                    20,935
                                                                                          -------------              ------------
             Total assets                                                                 $  3,245,500               $ 3,143,771
                                                                                          =============              ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Reserves for losses and loss adjustment expenses                                       $  1,707,101               $ 1,648,764
   Unearned premium                                                                            518,354                   469,481
   Reinsurance balances payable                                                                148,632                   161,829
   Senior notes                                                                                123,732                   123,673
   Federal income tax payable                                                                   16,279                    10,868
   Accounts payable and other liabilities                                                       55,045                    67,050
                                                                                          -------------              ------------
             Total liabilities                                                               2,569,143                 2,481,665
                                                                                          -------------              ------------

Stockholders' equity:
   Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued                         -                         -
   Common stock, $.10 par value, 50,000,000 shares authorized for 2008 and 2007
      issued and outstanding: 16,788,446 for 2008 and 16,873,094 for 2007                        1,700                     1,687
   Additional paid-in capital                                                                  295,304                   291,616
   Retained earnings                                                                           395,755                   355,084
   Treasury stock held at cost (186,026 common shares for 2008)                                 (9,816)                        -
   Accumulated other comprehensive income (loss)                                                (6,586)                   13,719
                                                                                          -------------              ------------
             Total stockholders' equity                                                        676,357                   662,106
                                                                                          -------------              ------------
             Total liabilities and stockholders' equity                                   $  3,245,500               $ 3,143,771
                                                                                          =============              ============

News Release
Page 5

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                            Comparative Premium Data
                               ($'s in thousands)



Gross Written Premium:               Second Quarter                            Six Months
                                  -----------------------               ----------------------
Insurance Companies:               2008           2007       Change       2008           2007        Change
                                  -----------------------------------   -------------------------------------
Marine & Energy                     $ 77,996       $ 70,601      10%       $160,531        $157,457       2%
Specialty                             84,013         91,398      -8%        162,895         180,815     -10%
Professional Liability                26,437         24,351       9%         45,724          44,833       2%
Middle Markets                         7,744          6,637      17%         15,758          12,941      22%
Property/Other                         1,766          5,573       NM          4,644          11,388       NM
                                  --------------------------            ----------------------------
                                     197,956        198,560       0%        389,552         407,434      -4%
Lloyd's Operations:
Marine                                59,872         55,922       7%        134,825         133,601       1%
Professional Liability                 8,399         10,534     -20%         19,069          16,012      19%
Property/Other                        12,986         11,533      13%         22,913          20,363      13%
                                  --------------------------            ----------------------------
                                      81,257         77,989       4%        176,807         169,976       4%
                                  --------------------------            ----------------------------
Total                              $ 279,213      $ 276,549       1%       $566,359        $577,410      -2%
                                  ==========================            ============================

Net Written Premium:                 Second Quarter                            Six Months
                                  -----------------------               ----------------------
Insurance Companies:               2008           2007       Change       2008           2007        Change
                                  -----------------------------------   -------------------------------------
Marine & Energy                     $ 45,123       $ 37,229      21%        $94,794         $82,964      14%
Specialty                             57,998         62,490      -7%        111,942         117,076      -4%
Professional Liability                15,906         14,767       8%         27,639          26,959       3%
Middle Markets                         7,252          4,624      57%         13,778           8,593      60%
Property/Other                         1,903          4,963       NM          4,339          10,529       NM
                                  --------------------------            ----------------------------
                                     128,182        124,073       3%        252,492         246,121       3%
Lloyd's Operations:
Marine                                38,297         27,038      42%         90,799          72,526      25%
Professional Liability                 5,081          6,126     -17%         11,873           9,509      25%
Property/Other                         2,727          4,113     -34%          6,845           6,213      10%
                                  --------------------------            ----------------------------
                                      46,105         37,277      24%        109,517          88,248      24%
                                  --------------------------            ----------------------------
Total                              $ 174,287      $ 161,350       8%       $362,009        $334,369       8%
                                  ==========================            ============================

Net Earned Premium:                  Second Quarter                            Six Months
                                  -----------------------               ----------------------
Insurance Companies:               2008           2007       Change       2008           2007        Change
                                  -----------------------------------   -------------------------------------
Marine & Energy                     $ 36,456       $ 34,005       7%        $69,682         $67,494       3%
Specialty                             56,574         54,378       4%        113,243         103,421       9%
Professional Liability                14,388         13,334       8%         28,461          26,371       8%
Middle Markets                         6,736          4,539      48%         12,433           9,109      36%
Property/Other                         3,280          3,479       NM          5,861           5,152       NM
                                  --------------------------            ----------------------------
                                     117,434        109,735       7%        229,680         211,547       9%
Lloyd's Operations:
Marine                                37,103         30,005      24%         71,095          62,346      14%
Professional Liability                 5,141          1,954     163%         11,100           4,911     126%
Property/Other                         3,025          3,923     -23%          6,568           5,859      12%
                                  --------------------------            ----------------------------
                                      45,269         35,882      26%         88,763          73,116      21%
                                  --------------------------            ----------------------------
Total                              $ 162,703      $ 145,617      12%       $318,443        $284,663      12%
                                  ==========================            ============================


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News Release
Page 6

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                               Segment Information
                               Three Months Ended
                                  June 30, 2008

                               ($'s in thousands)

                                    Insurance      Lloyd's
                                    Companies    Operations    Corporate        Total
                                   -----------  ------------  -----------    ----------
Gross written premium                $ 197,956       $81,257                  $279,213
Net written premium                    128,182        46,105                   174,287

Net earned premium                     117,434        45,269                   162,703
Net losses and loss adjustment         (62,225)      (29,664)                  (91,889)
   expenses
Commission expense                     (14,723)       (8,767)                  (23,490)
Other operating expenses               (24,552)       (8,685)                  (33,237)
Other income (expense)                   1,516           (39)                    1,477
                                   -----------  ------------  -----------    ----------

Underwriting profit                     17,450        (1,886)                   15,564

Investment income                       15,593         2,871       $ 267        18,731
Net realized capital gains              (8,053)           77           -        (7,976)
Interest expense                             -             -      (2,217)       (2,217)
                                   -----------  ------------  -----------    ----------
Income (loss) before income tax
   expense (benefit)                    24,990         1,062      (1,950)       24,102

Income tax expense (benefit)             6,939           425        (683)         6,681
                                   -----------  ------------  -----------    ----------
Net income (loss)                     $ 18,051         $ 637     $(1,267)      $17,421
                                   ===========  ============  ===========    ==========
Loss and loss expenses ratio             53.0%         65.5%                     56.5%
Commission expense ratio                 12.5%         19.4%                     14.4%
Other operating expenses ratio           19.6%         19.3%                     19.5%
                                   -----------  ------------                 ----------
(1) Combined ratio                       85.1%        104.2%                     90.4%
                                   ===========  ============                 ==========

(1) The other operating expenses ratio includes other income (expense).



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News Release
Page 7

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                               Segment Information
                               Three Months Ended
                                  June 30, 2007

                               ($'s in thousands)

                                    Insurance      Lloyd's
                                    Companies    Operations    Corporate       Total
                                   -----------   ----------   ----------     ---------
Gross written premium                $ 198,560       $77,989                  $276,549
Net written premium                    124,073        37,277                   161,350

Net earned premium                     109,735        35,882                   145,617
Net losses and loss adjustment         (63,725)      (16,014)                  (79,739)
   expenses
Commission expense                     (13,903)       (3,747)                  (17,650)
Other operating expenses               (21,057)       (7,551)                  (28,608)
Other income (expense)                      96           137                       233
                                   -----------   -----------  ----------     ---------

Underwriting profit                     11,146         8,707                    19,853

Investment income                       14,440         2,407       $ 483        17,330
Net realized capital gains                 834             6           -           840
   (losses)
Interest expense                          0.00             -      (2,215)       (2,215)
                                   -----------   -----------  ----------     ---------
Income (loss) before income tax
   expense (benefit)                    26,420        11,120      (1,732)       35,808

Income tax expense (benefit)             8,163         3,875        (605)        11,433
                                   -----------   -----------  ----------     ---------
Net income (loss)                     $ 18,257        $7,245   $  (1,127)       $24,375
                                   ===========   ===========  ==========     =========

Loss and loss expenses ratio             58.1%         44.6%                     54.8%
Commission expense ratio                 12.7%         10.4%                     12.1%
Other operating expenses ratio (1)       19.0%         20.6%                     19.5%
                                   -----------   -----------                 ---------
Combined ratio                           89.8%         75.6%                     86.4%
                                   ===========   ===========                 =========

(1) The other operating expenses ratio includes other income (expense).



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News Release
Page 8

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                               Segment Information
                                Six Months Ended
                                  June 30, 2008

                               ($'s in thousands)

                                    Insurance      Lloyd's
                                    Companies    Operations    Corporate      Total
                                   -----------   -----------  ----------     ---------
Gross written premium                $ 389,552     $ 176,807                  $566,359
Net written premium                    252,492       109,517                   362,009

Net earned premium                     229,680        88,763                   318,443
Net losses and loss adjustment        (129,581)      (50,728)                 (180,309)
   expenses
Commission expense                     (27,671)      (16,767)                  (44,438)
Other operating expenses               (46,700)      (16,293)                  (62,993)
Other income (expense)                   1,774           (25)                     1,749
                                   -----------   -----------                 ---------

Underwriting profit                     27,502         4,950                    32,452

Investment income                       31,058         5,853       $ 658        37,569
Net realized capital gains              (8,155)          103           -        (8,052)
Interest expense                             -             -      (4,434)       (4,434)
                                   -----------   -----------  ----------     ---------

Income (loss) before income tax
   expense (benefit)                    50,405        10,906      (3,776)        57,535

Income tax expense (benefit)            14,309         3,877      (1,322)        16,864
                                   -----------   -----------  ----------     ---------
Net income (loss)                     $ 36,096        $7,029     $(2,454)       $40,671
                                   ===========   ===========  ==========     =========


Loss and loss expenses ratio             56.4%         57.1%                     56.6%
Commission expense ratio                 12.0%         18.9%                     14.0%
Other operating expenses ratio (1)       19.6%         18.4%                     19.2%
                                   -----------   -----------                 ---------
Combined ratio                           88.0%         94.4%                     89.8%
                                   ===========   ===========                 =========


(1) The other operating expenses ratio includes other income (expense).

News Release
Page 9

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                               Segment Information
                                Six Months Ended
                                  June 30, 2007

                               ($'s in thousands)

                                    Insurance      Lloyd's
                                    Companies    Operations    Corporate      Total
                                   -----------   -----------  ----------     ---------

Gross written premium                $ 407,434     $ 169,976                  $577,410
Net written premium                    246,121        88,248                   334,369

Net earned premium                     211,547        73,116                   284,663
Net losses and loss adjustment        (125,065)      (35,866)                 (160,931)
   expenses
Commission expense                     (24,986)       (9,763)                  (34,749)
Other operating expenses               (39,826)      (15,071)                  (54,897)
Other income (expense)                     585          (15)                       570
                                   -----------   -----------  -----------    ---------

Underwriting profit                     22,255        12,401                    34,656

Investment income                       28,094         4,558       $ 894        33,546
Net realized capital gains /             1,077           (36)           -         1,041
   (losses)
Interest expense                             -             -       (4,430)      (4,430)
                                   -----------   -----------  -----------    ---------

Income (loss) before income tax
   expense                              51,426        16,923       (3,536)      64,813

Income tax expense (benefit)            16,074         5,929       (1,237)      20,766
                                   -----------   -----------  -----------    ---------
Net income (loss)                     $ 35,352       $10,994     $ (2,299)     $44,047
                                   ===========   ===========  ===========    =========

Loss and loss expenses ratio             59.1%         49.1%                     56.5%
Commission expense ratio                 11.8%         13.4%                     12.2%
Other operating expense ratio (1)        18.6%         20.5%                     19.1%
                                   -----------   -----------  -----------    ---------
Combined ratio                           89.5%         83.0%                     87.8%
                                   ===========   ===========  ===========    =========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).

News Release
Page 10

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                              Underwriting Results
                               ($'s in thousands)


                                                Three Months Ended June 30,2008
                                -----------------------------------------------------------------
                                   Net         Losses                       Combined Ratio
                                  Earned      and LAE   Underwriting        --------------
Insurance Companies:              Premium     Incurred    Expenses      Loss    Expense   Total
                                -----------------------------------------------------------------
Marine & Energy                     $ 36,456    $17,497       $12,194     48.0%    33.4%   81.4%
Specialty                             56,574     33,614        16,685     59.4%    29.5%   88.9%
Professional Liability                14,388      7,374         5,020     51.3%    34.9%   86.2%
Middle Markets                         6,736      3,719         2,751     55.2%    40.8%   96.0%
Property/Other                         3,280         21         1,109      0.6%    33.8%   34.4%
                                -----------------------------------------------------------------
                                     117,434     62,225        37,759     53.0%    32.1%   85.1%
Lloyd's Operations                    45,269     29,664        17,491     65.5%    38.7%  104.2%
                                -----------------------------------------------------------------
Total                              $ 162,703    $91,889       $55,250     56.5%    33.9%   90.4%
                                =================================================================

                                               Three Months Ended June 30, 2007
                                -----------------------------------------------------------------
                                   Net         Losses                       Combined Ratio
                                  Earned      and LAE   Underwriting        --------------
Insurance Companies:              Premium     Incurred    Expenses      Loss    Expense   Total

                                -----------------------------------------------------------------
Marine & Energy                     $ 34,005    $17,913       $12,340     52.7%    36.3%   89.0%
Specialty                             54,378     31,261        14,317     57.5%    26.3%   83.8%
Professional Liability                13,334      7,741         5,330     58.1%    39.9%   98.0%
Middle Markets                         4,539      2,045         1,723     45.1%    38.0%   83.1%
Property/Other                         3,479      4,765         1,154    137.0%    33.2%  170.2%
                                -----------------------------------------------------------------
                                     109,735     63,725        34,864     58.1%    31.7%   89.8%
Lloyd's Operations                    35,882     16,014        11,161     44.6%    31.0%   75.6%
                                -----------------------------------------------------------------
Total                              $ 145,617    $79,739       $46,025     54.8%    31.6%   86.4%
                                =================================================================

                                                     Amounts              Loss Ratio
                                           ----------------------------------------------
Net Incurred Loss Activity                     June 30,    June 30,   June 30,   June 30,
For the Six Months Ended:                        2008        2007        2008      2007
                                           ----------------------------------------------
Insurance Companies:
 Loss and LAE payments                          $34,922       $31,066     29.8%    28.3%
 Change in reserves                              27,303        32,659     23.2%    29.8%
                                           ----------------------------------------------
 Net incurred loss and LAE                       62,225        63,725     53.0%    58.1%
                                           ----------------------------------------------
Lloyd's Operations:
 Loss and LAE payments                           13,369       $16,348     29.5%    45.5%
 Change in reserves                              16,295          (334)    36.0%    -0.9%
                                           ----------------------------------------------
 Net incurred loss and LAE                       29,664        16,014     65.5%    44.6%
                                           ----------------------------------------------
Total
 Loss and LAE payments                           48,291        47,414     29.7%    32.6%
 Change in reserves                              43,598        32,325     26.8%    22.2%
                                           ----------------------------------------------
 Net incurred loss and LAE                      $91,889       $79,739     56.5%    54.8%
                                           ==============================================

Impact of Prior Years Reserves                       Amounts          Loss Ratio Impact
                                           ----------------------------------------------
Favorable / (Unfavorable) Development         June 30,    June 30,    June 30,   June 30,
For the Three Months Ended:                     2008        2007        2008      2007
                                           ----------------------------------------------
Insurance Companies                             $11,652       $ 5,491      9.9%     5.0%
Lloyd's Operations                               (1,072)        5,126     -2.4%    14.3%
                                           ----------------------------------------------
 Total                                          $10,580       $10,617      6.5%     7.3%
                                           ==============================================

News Release
Page 11

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                              Underwriting Results
                               ($'s in thousands)

                                                Six Months Ended June 30,2008
                                -----------------------------------------------------------------
                                   Net         Losses                       Combined Ratio
                                  Earned      and LAE   Underwriting        --------------
Insurance Companies:              Premium     Incurred    Expenses      Loss    Expense   Total
                                -----------------------------------------------------------------
Marine & Energy                   $ 69,682     $ 41,868      $ 23,256    60.1%     33.4%   93.5%
Specialty                          113,243       63,094        32,183    55.7%     28.4%   84.1%
Professional Liability              28,461       16,279        10,118    57.2%     35.6%   92.8%
Middle Markets                      12,433        8,003         4,740    64.4%     38.1%  102.5%
Property/Other                       5,861          337         2,300     5.8%     39.2%   45.0%
                                -----------------------------------------------------------------
                                   229,680      129,581        72,597    56.4%     31.6%   88.0%
Lloyd's Operations                  88,763       50,728        33,085    57.1%     37.3%   94.4%
                                -----------------------------------------------------------------
Total                            $ 318,443     $180,309     $ 105,682    56.6%     33.2%   89.8%
                                =================================================================

                                                Six Months Ended June 30,2007
                                -----------------------------------------------------------------
                                   Net         Losses                       Combined Ratio
                                  Earned      and LAE   Underwriting        --------------
Insurance Companies:              Premium     Incurred    Expenses      Loss    Expense   Total
                                -----------------------------------------------------------------
Marine & Energy                   $ 67,494     $ 38,235      $ 20,114    56.6%     29.8%   86.4%
Specialty                          103,421       60,288        29,195    58.3%     28.2%   86.5%
Professional Liability              26,371       16,225         9,653    61.5%     36.5%   98.0%
Middle Markets                       9,109        4,785         3,336    52.5%     36.6%   89.1%
Property/Other                       5,152        5,532         1,929   107.4%     37.4%  144.8%
                                -----------------------------------------------------------------
                                   211,547      125,065        64,227    59.1%     30.4%   89.5%
Lloyd's Operations                  73,116       35,866        24,849    49.1%     33.9%   83.0%
                                -----------------------------------------------------------------
Total                            $ 284,663     $160,931      $ 89,076    56.5%     31.3%   87.8%
                                =================================================================

                                                    Amounts               Loss Ratio
                                           -----------------------------------------------
Net Incurred Loss Activity                     June 30,     June 30,    June 30,  June 30,
For the Six Months Ended:                        2008         2007        2008      2007
                                           -----------------------------------------------
Insurance Companies:
 Loss and LAE payments                         $ 69,086      $ 60,410    30.1%     28.5%
 Change in reserves                              60,495        64,655    26.3%     30.6%
                                           -----------------------------------------------
 Net incurred loss and LAE                      129,581       125,065    56.4%     59.1%
                                           -----------------------------------------------
Lloyd's Operations:
 Loss and LAE payments                         $ 30,141      $ 30,465    34.0%     41.7%
 Change in reserves                              20,587         5,401    23.1%      7.4%
                                           -----------------------------------------------
 Net incurred loss and LAE                       50,728        35,866    57.1%     49.1%
                                           -----------------------------------------------
Total
 Loss and LAE payments                           99,227        90,875    31.2%     31.9%
 Change in reserves                              81,082        70,056    25.4%     24.6%
                                           -----------------------------------------------
 Net incurred loss and LAE                     $180,309     $ 160,931    56.6%     56.5%
                                           ===============================================

Impact of Prior Years Reserves                      Amounts           Loss Ratio Impact
                                           -----------------------------------------------
Favorable / (Unfavorable) Development          June 30,     June 30,    June 30,  June 30,
For the Six Months Ended:                        2008         2007        2008     2007
                                           -----------------------------------------------
Insurance Companies                            $ 20,152      $ 11,191     8.8%      5.3%
Lloyd's Operations                                4,108         6,226     4.6%      8.5%
                                           -----------------------------------------------
 Total                                         $ 24,260      $ 17,417     7.6%      6.1%
                                           ===============================================

News Release
Page 12

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                                  Net Loss Data
                               ($'s in thousands)

                                                      Case                      IBNR
Net Loss Reserves, June 30, 2008:                   Reserves                  Reserves                   Total
                                                    --------                  --------                   -----
Insurance Companies:
 Marine & Energy                                    $ 104,796                $ 108,502                  $213,298
 Specialty                                             64,524                  294,602                   359,126
 Professional Liability                                22,383                   55,936                    78,319
 Middle Markets                                        12,055                   12,681                    24,736
 Property/Other                                        10,870                    9,827                    20,697
                                                    ----------               -----------               ----------
 Total Insurance Companies                            214,628                  481,548                   696,176
                                                    ----------               -----------               ----------
Lloyd's Operations:
 Marine                                               104,679                   89,886                   194,565
 Other                                                 12,238                   25,407                    37,645
                                                    ----------               -----------               ----------
 Total Lloyd's Operations                             116,917                  115,293                   232,210
                                                    ----------               -----------               ----------
 Total Net Loss Reserves                            $ 331,545                $ 596,841                  $928,386
                                                    ==========               ===========               ==========

                                                      Case                      IBNR
Net Loss Reserves, December 31, 2007:               Reserves                  Reserves                   Total
                                                    --------                  --------                   -----
Insurance Companies:
 Marine & Energy                                     $ 93,467                $ 103,500                  $196,967
 Specialty                                             53,276                  268,485                   321,761
 Professional Liability                                20,335                   50,584                    70,919
 Middle Markets                                        11,469                   10,329                    21,798
 Property/Other                                        12,790                   11,446                    24,236
                                                    ----------               -----------               ----------
 Total Insurance Companies                            191,337                  444,344                   635,681
                                                    ----------               -----------               ----------
Lloyd's Operations:
 Marine                                                89,957                   93,069                   183,026
 Other                                                  7,485                   21,111                    28,596
                                                    ----------               -----------               ----------
 Total Lloyd's Operations                              97,442                  114,180                   211,622
                                                    ----------               -----------               ----------
 Total Net Loss Reserves                            $ 288,779                $ 558,524                  $847,303
                                                    ==========               ===========               ==========

News Release
Page 13

                             Professional Liability
                 Reported Claims or Notices of Potential Claims
                          Related to Subprime Exposure
                                  June 30, 2008
                               ($'s in thousands)

The following table sets forth claims data and other information related to subprime exposure for our professional liability business. Our management believes that its reserves for losses and loss adjustment expenses are adequate to cover the ultimate costs for such loss contingencies related to subprime exposure for our professional liability business.

                                         Number              Average       Average       Average
                                           of                 Gross          Net          Excess
                                         Claims (1)           Limit         Limit (2)    Attachment
                                        -----------         ---------     -----------   -----------
Primary:
D&O Securities/Other Claims                      1            $1,000         $ 650

Excess:
D&O Securities Claims                            4             7,500         4,500        $ 37,500
D&O Side A Securities Claims                     2             5,000         3,500         137,500
Other Claims                                     2            10,000         5,500          35,000
                                        -----------         ---------     -----------   -----------
Subtotal/Average                                 8             7,500         4,500
                                        -----------         ---------     -----------
Total                                            9            $6,778        $4,072
                                        ===========         =========     ===========

(1) Claims data for professional liability policies written by the Insurance Companies. There are no reported claims or notices of potential claims reported for the Lloyd's Operations.All policies are claims made.Defense costs are inside the limits of liability. There was one new reported claim/notice of potential claim reported for the six months ended June 30, 2008.

(2) Amounts are net of reinsurance.

News Release
Page 14

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                                 Investment Data
                                  June 30, 2008
                               ($'s in thousands)


At June 30, 2008, the average quality of the investment portfolio as rated by S&P and Moody's was AA/Aa with an average duration of 4.3 years. All of the Company's mortgage-backed and asset-backed securities are rated AAA/Aaa by S&P and Moody's except for ten securities approximating $6.3 million, which are all rated investment grade. The Company does not own any collateralized debt obligations (CDO's), collateralized loan obligations (CLO's) or asset backed commercial paper.

At June 30, 2008, the Company owned two asset-backed securities approximating $0.4 million with subprime mortgage exposures. The securities are rated AAA/Aaa and have an effective maturity of 0.9 years.In addition, the Company owned eleven collateralized mortgage obligations approximating $16.6 million classified as Alt-A which is a credit category between prime and subprime. The Alt-A bonds, also rated AAA/Aaa, have an effective maturity of 2.1 years.Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments at June 30, 2008:


                                                                      Gross         Gross        Cost or
                                                        Fair       Unrealized    Unrealized     Amortized
                                                       Value          Gains       (Losses)         Cost
                                                    ------------    ----------   -----------   ------------
Fixed maturities:

U.S. Government Treasury Bonds,
 GNMAs and foreign government bonds..........           $237,360       $ 5,444         $(471)      $232,387
States, municipalities and political
subdivisions.................................            612,577         4,007        (4,952)       613,522
Mortgage- and asset-backed securities:
 Non-guaranteed government agency bonds                   28,711           373           (58)        28,396
 Mortgage-backed securities                              235,304           709        (1,955)       236,550
 Collateralized mortgage obligations                     114,005           404        (8,074)       121,675
 Asset-backed securities                                  51,868           504          (249)        51,613
 Commercial mortgage-backed securities                  108,168            67         (5,229)       113,330
                                                    ------------    ----------   -----------   ------------
 Subtotal                                                538,056         2,057       (15,565)       551,564
Corporate bonds..............................            202,573         1,210        (5,203)       206,566
                                                    ------------    ----------   -----------   ------------
Total fixed maturities.......................          1,590,566        12,718       (26,191)     1,604,039
                                                    ------------    ----------   -----------   ------------
Equity securities - common stocks............             68,089         3,407        (5,496)        70,178

Cash.........................................             14,499             -             -         14,499

Short-term investments.......................            174,874             -             -        174,874
                                                    ------------    ----------   -----------   ------------
Total........................................        $ 1,848,028     $ 16,125    $  (31,687)    $ 1,863,590
                                                    ============    ==========   ===========   ============

News Release
Page 15

                   The Navigators Group, Inc. and Subsidiaries
                                 Investment Data
                                  June 30, 2008
                               ($'s in thousands)


The following three tables set forth our mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities by those issued by FNMA, FHLMC and certain GNMA securities, and the quality category (prime, Alt-A and subprime) for all other such investments at June 30, 2008:


                                            Fair        Unrealized     Unrealized      Amortized
Mortgage-backed securities:                 Value           Gains        (Losses)         Cost
                                        --------------  ------------  --------------  ------------
FNMA                                         $181,321          $573         $(1,303)    $ 182,051
FHLMC                                          53,983           136            (652)       54,499
Prime                                               -             -               -             -
Alt-A                                               -             -               -             -
Subprime                                            -             -               -             -
                                        --------------  ------------  --------------  ------------
Total                                        $235,304          $709         $(1,955)    $ 236,550
                                        ==============  ============  ==============  ============

                                                           Gross          Gross         Cost or
                                             Fair        Unrealized     Unrealized      Amortized
Collateralized mortgage obligations:         Value         Gains         (Losses)         Cost
                                        --------------  ------------  --------------  ------------
GNMA                                            $ 440            $7             $ -          $433
FNMA                                            9,861           171               -         9,690
FHLMC                                          12,156           226               -        11,930
Prime                                          76,096             -          (5,589)       81,685
Alt-A                                          15,452             -          (2,485)       17,937
Subprime                                            -             -               -             -
                                        --------------  ------------  --------------  ------------
Total                                        $114,005          $404         $(8,074)    $ 121,675
                                        ==============  ============  ==============  ============

                                                           Gross          Gross         Cost or
                                            Fair         Unrealized     Unrealized      Amortized
Asset-backed securities:                   Value           Gains         (Losses)         Cost
                                        --------------  ------------  --------------  ------------
GNMA                                           $2,657           $89             $ -       $ 2,568
FNMA                                                -             -               -             -
FHLMC                                               -             -               -             -
Prime                                          47,724           415            (215)       47,524
Alt-A                                           1,131             -             (21)        1,152
Subprime                                          356             -             (13)          369
                                        --------------  ------------  --------------  ------------
Total                                         $51,868          $504         $  (249)     $ 51,613
                                        ==============  ============  ==============  ============


News Release
Page 16

                   THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                                 Investment Data
                                  June 30, 2008
                               ($'s in thousands)


The Company owns securities credit enhanced by financial guarantors. The following two tables set forth the amount of credit enhanced securities in the fixed maturities portfolio at June 30, 2008, identify the amount insured by each financial guarantor and identify the average underlying credit rating of such credit enhanced securities.


                                                                                                    Average
                                                          Gross          Gross        Cost or      Underlying
                                            Fair        Unrealized    Unrealized     Amortized       Credit
Fixed maturities:                           Value         Gains        (Losses)        Cost          Rating
                                         -----------    -----------   -----------   -----------   ------------
Credit enhanced securities:
---------------------------
States, municipalities and political
   subdivisions                             $346,179         $2,019     $ (3,319)      $347,479
Mortgage & asset-backed securities             9,119             15         (191)         9,295
Corporate bonds                                1,645              3          (41)         1,683
                                         -----------    -----------   -----------   -----------
Total                                       $356,943         $2,037     $ (3,551)      $358,457
                                         ===========    ===========   ===========   ===========
Financial guarantors:
AMBAC                                         70,463            344         (886)        71,005             A+
Assured Guaranty LTD                           3,923              -           (4)         3,927              A
FGIC                                          55,378            215         (452)        55,615            AA-
Financial Security Assurance                  91,881            898         (574)        91,557             A+
MBIA                                         117,351            514       (1,403)       118,240            AA-
Radian Group, Inc                              7,652             66          (41)         7,627             A+
XL Capital                                    10,295              -         (191)        10,486              A
                                         -----------    -----------   -----------   -----------   ------------
 Total                                      $356,943         $2,037     $ (3,551)      $358,457            AA-
                                         ===========    ===========   ===========   ===========   ============


The average underlying credit rating by bond insurer of the insured securities rated by S&P or Moody's if such securities did not have the credit enhancing insurance is included in the "Underlying Credit Rating" column in the above table. This average rating includes $16.5 million of prerefunded municipal bonds which have an implied rating of AAA but are not otherwise rated by S&P or Moody's. Such average ratings exclude a total of 35 credit enhanced securities approximating $23 million that do not have an underlying rating consisting of 17 municipal bonds approximating $12 million, 15 asset-backed securities approximating $9 million and 3 corporate bonds approximating $2 million.